UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                ----------------

                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): March 11, 2004


                       Allegheny Technologies Incorporated
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         Delaware                 1-12001                 25-1792394
----------------------------      --------------          -------------------
(State or other jurisdiction       (Commission            (IRS Employer
 of incorporation)                 File Number)           Identification No.)


             1000 Six PPG Place, Pittsburgh, Pennsylvania 15222-5479
        ------------------------------------------------------ ----------
               (Address of principal executive offices) (Zip code)


       Registrant's telephone number, including area code: (412) 394-2800

Item 5.           Other Events

     On March 11, 2004, Allegheny Technologies Incorporated issued a press release announcing an unfavorable jury verdict in litigation between TDY Industries, Inc., an ATI subsidiary, and the San Diego Unified Port District concerning a lease of property located in San Diego, CA. The jury found in favor of and awarded damages to the Port District. As a result, when ATI files its 2003 Report on Form 10-K on March 15, 2004, ATI's 2003 results will reflect a charge of $22.5 million, which includes the jury award and related costs. The company plans to appeal the verdict. A copy of the press release announcing the unfavorable jury verdict is filed as Exhibit 99.1 to this Current Report on Form 8-K.

Item 7.           Financial Statements and Exhibits.

         (c)      Exhibits

                  Exhibit 99.1              Press release dated March 11, 2004

                                    SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                            ALLEGHENY TECHNOLOGIES INCORPORATED



                            By:      /s/ Jon D. Walton
                                     --------------------------------
                                     Jon D. Walton
                                     Executive Vice President-Human Resources,
                                      Chief Legal and Compliance Officer,
                                      General Counsel and Corporate Secretary

Dated:  March 11, 2004

                                  EXHIBIT INDEX
                                  -------------

 Exhibit 99.1         Press Release dated March 11, 2004.